UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2022
Date of Report (date of earliest event reported)

Asensus Surgical, Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-19437 (Commission File Number)	11-2962080 (I.R.S. Employer Identification Number)

1 TW Alexander Drive, Suite 160
Durham, NC 27703
(Address of principal executive offices)
919-765-8400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock $0.001 par value per share	ASXC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 4, 2022, Asensus Surgical, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results for the first quarter ended March 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.

Also on May 4, 2022, following the issuance of the press release referred to above, the Company conducted a conference call to discuss the reported operating and financial results for the first quarter ended March 31, 2022. The Company had issued a press release on April 27, 2022 to announce the scheduling of the conference call. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2.

On the conference call, the Company representatives noted that the correct percentage of procedure performance growth in the first quarter of 2022 was 29% over the comparable period in 2021, rather than the 31% noted in the press release.

The information included herein and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibit

Exhibit No.	Description

99.1	Press release dated May 4, 2022

99.2	May 4, 2022 conference call transcript

104	Cover Page Interactive Data File (formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASENSUS SURGICAL, INC.

Date: May 5, 2022	By:	/s/ Shameze Rampertab
Shameze Rampertab
Executive Vice President and Chief Financial Officer